SCUDDER
                                                                     INVESTMENTS



Supplement to the currently effective prospectuses of each of the listed funds

Scudder PreservationPlus Fund

Scudder PreservationPlus Income Fund

--------------------------------------------------------------------------------

The following replaces similar disclosure in "The Fund's Main Investment Strategy" section of the prospectuses.

The fund seeks current income that is higher than that of money market funds by investing in fixed income securities with varying maturities and maintaining an average portfolio duration of 1 to 4.5 years.






               Please retain this supplement for future reference.

July 2, 2004
SMF-3634